Exhibit 8.1

SUBSIDIARIES OF THE REGISTRANT

•	State Good Group Limited, incorporated in the British Virgin Islands

•	Master Luck Corporation, incorporated in Hong Kong, S.A.R.

•	ChinaVax, incorporated in the Cayman Islands

•	Pearl Ocean Holding Limited, incorporated in Samoa

•	Kanda Biotech Holdings Limited, incorporated in the British Virgin Islands

•	Simcere Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Nanjing Simcere Dongyuan Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Jiangsu Simcere Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Simcere MSD (Shanghai) Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Jiangsu Simcere Pharmaceutical R&D Co., Ltd., incorporated in the People’s Republic of China

•	Sichuan Zigong Yirong Industrial Co., Ltd., incorporated in the People’s Republic of China

•	Hainan Qitian Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Shandong Simcere Medgenn Bio-Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Medgenn (Hong Kong) Co., Ltd., incorporated in Hong Kong, S.A.R.

•	Jilin Boda Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Wuhu Simcere Zhong Ren Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Jiangsu Quanyi Biological Technology Stock Co., Ltd., incorporated in the People’s Republic of China

•	Jiangsu Simcere Vaxtec Bio-Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Jiangsu Ouwei Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Shanghai Celgen Bio-Pharmaceutical Co., Ltd., incorporated in the People’s Republic of China

•	Simcere of America Inc., incorporated in the State of Delaware

•	Oy Simcere Europe Limited, incorporated in Republic of Finland

•	Right Wealth Holdings Limited, incorporated in the British Virgin Islands

•	Cosmo Key Limited, incorporated in the British Virgin Islands

•	Nanjing Simcere Dongyuan Bio-tech Co., Ltd., incorporated in the People’s Republic of China

•	Shanghai Simcere Pharmaceutical R&D Co., Ltd, incorporated in the People’s Republic of China

•	Beijing Simcere Pharmaceutical Investment Co., Ltd, incorporated in the People’s Republic of China

•	Beijing XiangaoBio-Tech Co., Ltd, incorporated in the People’s Republic of China

•	Beijing Xianjun Info-Tech Co., Ltd, incorporated in the People’s Republic of China